EXECUTION VERSION

FLOW MORTGAGE LOAN INTERIM SERVICING AGREEMENT

THIS FLOW MORTGAGE LOAN INTERIM SERVICING AGREEMENT (“Agreement”) is made as of August 1, 2005 by and between J.P. MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, with offices at 270 Park Ave., New York, NY 10017 (“Purchaser”) and Greenpoint Mortgage Funding, Inc., with offices at 100 Wood Hollow Drive, Novato, CA 94945 (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller is engaged as an independent contractor in the business of servicing loans and performs servicing functions for various investors;

WHEREAS, Purchaser has contracted with Seller to perform the administration and interim servicing of certain mortgage loans (“Mortgage Loans”), which shall be purchased from time to time by Purchaser from Seller pursuant to that certain Mortgage Loan Sale Agreement dated August 1, 2005, by and between the Purchaser and the Seller, as amended from time to time (the “Sale Agreement”); and

WHEREAS, the Sale Agreement provides that Seller shall perform the servicing obligations on the Mortgage Loans during the related Interim Period in accordance with the terms of this Agreement; and

WHEREAS, Purchaser and Seller desire to formalize and state the terms and conditions which shall govern the subservicing and administration of such Mortgage Loans by Seller.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.

DEFINITIONS

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.  Defined terms used in this Agreement, but not defined herein, shall have the meanings ascribed to such terms in the Sale Agreement.

Acknowledgment Agreement.  An acknowledgment agreement in the form of Exhibit 3 hereto.

Adjustment Date.  As to each ARM Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Advances.  All customary and necessary out-of-pocket costs and expenses incurred in accordance with Customary Servicing Procedures and the Mortgage Loan Documents with regard to performance by Seller of its servicing obligations, including, but not limited to, advances of principal, interest, taxes, insurance, foreclosure and bankruptcy expenses.

Ancillary Fees. Reasonable and customary fees collected by servicers as income incidental to the servicing of the Mortgage Loans, including but not limited to, late fees, insurance administration fees and commissions, processing fees and assumption fees, which Ancillary Fees shall not, during the Interim Period, exceed, in fee amount or type, the fees charged by Seller as of the Closing Date.  Ancillary Income does not include any Prepayment Penalties.

Applicable Law.  All federal, state and local laws, rules and regulations, as amended from time to time, applicable to the Mortgage Loans, the Servicing, Seller and/or the performance by Seller of its duties hereunder including but not limited to the Truth in Lending Act, the Real Estate Settlement Procedures Act (“RESPA”) including the provisions set forth in the regulations enacted under the Cranston-Gonzalez amendment, The Fair Credit Reporting Act, The Equal Credit Opportunity Act, The Flood Disaster Protection Act and laws relative to escrow administration, usury, due on sale and loan servicing.

ARM Mortgage Loan.  A Mortgage Loan purchased pursuant to the Sale Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

Borrower.  Any person obligated under the promissory note or other instruments evidencing and securing a Mortgage Loan.

Business Day.  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date.  With respect to the Mortgage Loans in a Mortgage Loan Package, the Closing Date as specified in the related Term Sheet.

Condemnation Proceeds.  All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Borrower in accordance with the terms of the related Mortgage Loan Documents.

Custodial Accounts.  The accounts maintained in accordance with Applicable Law and Customary Servicing Procedures for the deposit of principal and interest payments in respect of one or more Mortgage Loans.

Customary Servicing Procedures.  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides as amended from time to time.

Cut-off Date.  With respect to the Mortgage Loans in any Mortgage Loan Package, the Cut-off Date specified in the related Term Sheet.

Due Date. With respect to each Remittance Date, the first day of the month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

Eligible Account.  An account which is either:

(1)

Maintained with a federal or state-chartered depository institution or trust company that complies with the definition of “Eligible Institution;” or

(2)

Maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Eligible Institution.   A depository with respect to which either:

(1)

Commercial paper, short-term debt obligations, or other short-term deposits are rated at least ‘A-1+’ or long-term unsecured debt obligations are rated at least ‘AA-’ by Standard & Poor’s, if the amounts on deposit are to be held in the account for no more than 365 days; or

(2)

Commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least ‘A-2’ by Standard & Poor’s and P-2 by Moody’s Investor Service, Inc., if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of this required rating, the accounts would need to be transferred immediately to accounts which have the required rating. Furthermore, commingling by the servicer is acceptable at the A-2 rating level if the servicer is a bank, thrift, or depository and provided the servicer has the capability to immediately segregate funds and commence remittance to an eligible account upon a downgrade.

Eligible Investments.  Any one or more of the following obligations or securities:

(a)

obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

(b)

repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

(c)

federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

(d)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than “P 2” by Moody’s Investors Service, Inc. and rated not lower than “A 2” by Standard & Poor’s Ratings Services; and

(e)

a money market fund;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

Escrow Account.  An account maintained for the deposit of Escrow/Impound Funds received in respect of one or more Mortgage Loans.

Escrow/Impound Funds. With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire, hazard and flood insurance premiums, condominium charges, and any other payments required to be escrowed by the Borrower with the mortgagee pursuant to the requirements of Applicable Law, the Mortgage and any other document.

Fannie Mae.  Fannie Mae or any successor thereto.

Fidelity Bond.  The fidelity bond required to be maintained by the Seller pursuant hereto.

FNMA Guide.  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guides, and any amendments or additions thereto.

Freddie Mac. The Federal Home Loan Mortgage Corporation, or any successor thereto.

Gross Margin.  With respect to each ARM Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index on each Adjustment Date in order to determine the related Mortgage Interest Rate for such Mortgage Loan.

Initial Rate Cap.  As to each ARM Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

Insurance Proceeds.  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interim Period.  With respect to each Mortgage Loan, the period between the related Closing Date and the related Transfer Date.

Lender Paid Mortgage Insurance Policy or LPMI Policy. A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

Lifetime Rate Cap.  As to each ARM Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

Liquidation Proceeds.  The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO, Insurance Proceeds and Condemnation Proceeds.

Monthly Payment. The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage.  The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note.

Mortgage Interest Rate. With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed with respect to each ARM Mortgage Loan by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loans.  Each mortgage loan sold, assigned and transferred pursuant to the Sale Agreement and identified on the Mortgage Loan Schedule including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan, the documents listed in Exhibit 4 hereto.

Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date.

Mortgage Note:  The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

Mortgaged Property.  The Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President of the Person on behalf of whom such certificate is being delivered.

P&I Advance:  As defined in Subsection 3.05.

Periodic Rate Cap.  As to each ARM Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date as provided in the related Mortgage Note.

Primary Mortgage Insurance Policy or PMI Policy.  A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment.  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Qualified Insurer. An insurer acceptable to Fannie Mae and Freddie Mac which is rated A-/VIII or better in the current Best’s Key Rating Guide (“Best’s”).

Record Date.  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

Remittance Date. Shall have the meaning set forth in Subsection 3.03 hereto.

REO (Real Estate Owned).  Properties acquired through foreclosure or by acceptance of a deed in lieu of foreclosure on behalf of Purchaser.

REO Disposition.  The final sale by the Servicer or the Purchaser of an REO.

REO Disposition Proceeds.  All amounts received with respect to an REO Disposition.

Residential Dwelling.  Any one of the following:  (i) a detached one-family dwelling, (ii) a detached two-to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of the foregoing of which is a co-operative, mobile or manufactured home.

Sale Agreement.  As defined in the recitals.

Servicing Accounts.  The Escrow Accounts and Custodial Accounts established pursuant to this Agreement.

Servicing Rights.  As defined in the Sale Agreement.

Stated Principal Balance. As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

Servicing Fee.  The compensation to be paid to Seller for subservicing performed under this Agreement which shall be equal to Five Dollars ($5.00) per fixed rate Mortgage Loan and Seven Dollars ($7.00) per ARM Mortgage Loan subject to this Agreement on the first day of each month during the term of this Agreement.  Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loans is serviced pursuant to this Agreement.

Transfer Date. With respect to each Mortgage Loan, the date on which servicing is transferred from the Seller to a successor servicer, as set forth in the related Acknowledgement Agreement and Terms Letter.

SECTION 2.

SERVICING DUTIES

Subsection 2.01

General Servicing Responsibilities.

(a)

With respect to the Mortgage Loans in each Mortgage Loan Package purchased by the Purchaser, from and after the related Closing Date, the Seller, as an independent contractor, shall service and administer the Mortgage Loans during the related Interim Period in accordance with this Agreement and Customary Servicing Procedures and the terms of the Mortgage Loan Documents, by execution and delivery of the related Acknowledgement Agreement, which shall contain the related Closing and Transfer Dates therein, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.  The Seller may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder.  Notwithstanding anything to the contrary, the Seller may delegate any of its duties under this Agreement to one or more of its affiliates without regard to any of the requirements of this section; provided, however, that the Seller shall not be released from any of its responsibilities hereunder by virtue of such delegation.

(b)

Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Borrower if in the Seller’s reasonable and prudent determination such waiver, modification or postponement is not materially adverse to the Purchaser; provided, however, that (unless the Borrower is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Seller, imminent, and the Seller has the consent of the Purchaser or its designee) the Seller shall not enter into any payment plan or agreement to modify payments with a Borrower lasting more than six (6) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap or the Gross Margin, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan.  Without limiting the generality of the foregoing, the Seller in its own name or acting through or agents is hereby authorized and empowered by the Purchaser when the Seller believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 2.01(c).

(c)

The Seller shall notify the Purchaser or its designee of its intention to institute any foreclosure proceeding no less than ten (10) days prior to initiating such proceeding.  The Seller shall notify the Purchaser or its designee of its intention to accept a deed in lieu of foreclosure or a partial release of any of the Mortgaged Property subject to the lien of the Mortgage no less than ten (10) days prior to accepting such deed in lieu or partial release and shall only accept such deed in lieu or grant such partial release if the Purchaser or its designee has not objected before the end of the tenth day after delivery of such notice.  In connection with any foreclosure sale, the Seller shall consult with the Purchaser or its designee with regard to a bid price for the related Mortgaged Property and shall set such bid price in accordance with the Purchaser’s or its designee’s instructions.  The Seller shall make all required Advances and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Borrowers any reports required to be provided to them thereby; provided that the Seller shall obtain the prior written consent of the Purchaser or its designee prior to making any Advance of $5,000 or more.  The Purchaser or its designee shall furnish to the Seller any powers of attorney and other documents reasonably necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

(d)

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, if the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser or its designee otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser’s expense.  Upon completion of the inspection, the Seller shall promptly provide the Purchaser or its designee with a written report of the environmental inspection.  After reviewing the inspection, the Purchaser or its designee shall determine how the Seller shall proceed with respect to the Mortgaged Property.

Subsection 2.02

Collections.  Seller shall proceed diligently to collect all sums which become due under the Mortgage Loan Documents as if Seller were servicing the Mortgage Loans for its own account, including without limitation principal, whether or not prepaid, interest, late charges, prepayment fees, private mortgage insurance premiums, fire, flood, earthquake and other hazard insurance premiums, and taxes, assessments and other similar charges, all in accordance with Customary Servicing Procedures.  Concerning Mortgage Loans for which the Seller drafts monthly payments electronically from the Borrower’s bank account, such drafting occurs in compliance with Customary Servicing Procedures, and the applicable agreement with the Borrower. Further, the Seller will in accordance with Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, premiums for Primary Mortgage Insurance Policies, and all other charges that, as provided in any Mortgage Loan Documents, will become due and payable to the end that the installments payable by the Borrowers will be sufficient to pay such charges as and when they become due and payable

Subsection 2.03

Insurance.

(a)

Seller shall undertake all actions necessary to ensure that fire, earthquake and other hazard insurance is maintained by each Borrower on the Mortgaged Property with extended coverage customary in the area where the Mortgaged Property is located by an Qualified Insurer in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Borrower or loss payee of any coinsurance clause under the policy.  Where any such required insurance coverage is allowed to lapse, whether or not due to Borrowers’ fault or negligence, Seller shall, immediately upon knowledge of such lapse, promptly obtain new insurance in accordance with Customary Servicing Procedures and the Mortgage Loan Documents.  Seller shall maintain records of all such insurance coverage in accordance with Customary Servicing Procedures.

(b)

If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (and such flood insurance has been made available) the Seller will cause to be maintained a flood insurance policy meeting the requirements of the National Flood Insurance Program, in an amount representing coverage not less than the lesser of (A) the minimum amount required under the terms of the coverage to compensate for any damage or loss to the Mortgaged Property on a replacement cost basis (or the outstanding principal balance of the Mortgage Loan if replacement cost basis is not available) or (B) the maximum amount of insurance available under the National Flood Insurance Program.

(c)

The Seller shall also maintain on REO fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Program, flood insurance in an amount required above.

(d)

All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Seller, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Seller.  The Seller shall not interfere with the Borrower’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the state wherein the property subject to the policy is located.

(e)

Upon receiving notice of any event which constitutes a loss under any policy of insurance relative to a Mortgage Loan, Seller shall undertake appropriate action, including the filing of all necessary claims, to permit full recovery of such loss under the policy of insurance.  If a claim (“Claim”) is made under a fire, flood, earthquake or other hazard insurance policy, Seller is authorized to settle such Claim, collect the insurance proceeds, make any arrangements with respect to restoration or rehabilitation of the Mortgaged Property and disburse insurance proceeds in accordance with Customary Servicing Procedures, the Mortgage Loan Documents and Applicable Law.  Seller will cause an inspection(s) to be made so as to assure itself that the Mortgaged Property has been satisfactorily repaired in accordance with Customary Servicing Procedures and shall, if the loss is in excess of $5,000, secure a statement from the Borrower indicating satisfaction with the repairs.

(f)

Any Mortgage Loan involved with any type of optional insurance has been properly serviced, including, without limitation, the proper application and collection of premiums, the maintenance of complete and accurate records, processing and payment of claims and the handling of correspondence.

Subsection 2.04

Escrow Accounts.  The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow/Impound Funds separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the “Escrow Account”), titled “Greenpoint Mortgage Funding, Inc., in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Borrowers.”  The Escrow Account shall be an Eligible Account.  The creation of the Escrow Account shall be evidenced by a certificate delivered by the Seller (the “Escrow Account Certification”) in the form of Exhibit 2.

Seller shall be responsible for all matters relating to the administration of the Escrow Accounts, including without limitation:

(a)

the deposit of the following funds to the Escrow Accounts no later than the next Business Day after receipt:  (i) all Escrow/Impound Funds collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property.

(b)

Withdrawals from the Escrow Account, which shall be made by the Seller only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow/Impound Funds for the related Mortgage, (b) to reimburse the Seller for any Advance made by Seller with respect to a related Mortgage Loan, (c) to refund to any Borrower any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Borrower or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Borrower, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Borrower), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

(c)

payment of interest to Borrowers on funds deposited into such Escrow Accounts to the extent required by Applicable Law; and

(d)

maintenance of all books and records with respect to such Escrow Accounts, all in accordance with Applicable Law and Customary Servicing Procedures.

Seller shall provide all statements with regard to such Escrow Accounts as required in compliance with Applicable Law, including but not limited to RESPA.  As part of its servicing duties, the Seller shall pay to the Borrowers interest on funds in the Escrow Account, to the extent required by law.

Subsection 2.05

Transfer of Accounts. The Seller may transfer the Custodial Account or the Escrow Account to a different Eligible Account.  Such transfer shall be made only upon obtaining the prior written consent of the Purchaser or its designee, which consent shall not be unreasonably withheld.

Subsection 2.06

Payment of Taxes; Insurance and Other Charges; Collections Thereunder. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Borrower in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  To the extent that the Mortgage Loan Documents do not provide for Escrow/Impound Fund payments, the Seller shall determine that any such payments are made by the Borrower.  The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Borrower’s faithful performance in the payment of same or the making of the Escrow/Impound Fund payments and shall make Advances to effect such payments, subject to its ability to recover such Advances pursuant hereto; provided, that the Seller shall obtain the prior written consent of the Purchaser or its designee prior to making any Advance of $5,000 or more.

Subsection 2.07

Mortgage Insurance.  With respect to each Mortgage Loan with a LTV in excess of 80%, the Seller shall, without any cost to the Purchaser, maintain or cause the Borrower to maintain with a Qualified Insurer in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with Fannie Mae requirements.  The Seller shall pay or shall cause the Borrower to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%.  In the event that such Primary Mortgage Insurance Policy shall be terminated, the Seller shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy.  If the insurer shall cease to be a qualified insurer, the Seller shall obtain from another qualified insurer a replacement insurance policy.  The Seller shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

With respect to each Mortgage Loan the Seller shall maintain in full force and effect any LPMI Policy, and from time to time, withdraw the premium with respect to such Mortgage Loans from the Custodial Account in order to pay the premium thereon on a timely basis.  In the event that the interest payments made with respect to the Mortgage Loan are less than the premium with respect to the LPMI Policy, the Seller shall advance from its own funds the amount of any such shortfall in the LPMI Policy premiums, in payment of such premium.  Any such advance shall be a Advance subject to reimbursement pursuant to the provisions on Subsection 3.02.  In the event that such LPMI Policy shall be terminated, the Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level.  If the insurer shall cease to be a Qualified Insurer, the Seller shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Seller shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason.  If the Seller determines that recoveries are so jeopardized, it shall notify the Purchaser and the Borrower, if required, and obtain from another Qualified Insurer a replacement insurance policy.  The Seller shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into, the Seller shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such LPMI Policy.  If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement LPMI Policy as provided above.

Purchaser, in its sole discretion, at any time, may (i) either obtain an additional LPMI Policy on any Mortgage Loan which already has an LPMI Policy in place, or (ii) obtain a LPMI Policy for any Mortgage Loan which does not already have a LPMI Policy in place.  In any event, the Seller agrees to administer such LPMI Policies in accordance with the Agreement or any Reconstitution Agreement.

In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy or LPMI Policy respecting a defaulted Mortgage Loan.  Pursuant to Subsection 2.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant thereto.

Subsection 2.08

Delinquencies, Bankruptcy and Foreclosure.  Seller shall handle all Mortgage Loan delinquencies and bankruptcies and conduct all Mortgage Loan foreclosures in strict accordance with the Mortgage Loan Documents, Applicable Law and Customary Servicing Procedures so as to minimize the exposure and losses of Purchaser on such Mortgage Loans.  Seller’s foreclosure responsibilities include timely mailing and recording of all required notices, procuring all necessary foreclosure guarantees, compliance with all Customary Servicing Procedures, including specifically, but not limited to, those related to loss mitigation and collection including referral to counseling; conducting the foreclosure sale and undertaking all necessary eviction proceedings to vacate the Mortgaged Property subject to the foreclosure and filing all appropriate claims with the applicable insurer or guarantor in a timely manner.  Purchaser shall grant to Seller limited corporate authority to allow Seller to execute satisfactions and bankruptcy and foreclosure documentation on Purchaser’s behalf.

Subsection 2.09

REO’s.

(a)

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its nominee.

(b)

The Purchaser or its designee, by giving notice to the Seller, may elect to manage and dispose of all REO acquired pursuant to this Agreement by itself.  If the Purchaser or its designee so elects, the Purchaser or its designee shall assume control of REO at the time of its acquisition and the Seller shall forward the related Mortgage File to the Purchaser or its designee as soon as is practicable.  Promptly upon assumption of control of any REO, the Purchaser or its designee shall reimburse any related Advances or other expenses incurred by the Seller with respect to that REO.

(c)

If the Purchaser or its designee has not informed the Seller that it will manage REO, the provisions of this Section shall apply.  Seller shall be responsible for the administration and maintenance of the Mortgaged Property following any foreclosure sale; provided however that Seller shall pay, without reimbursement from Purchaser, the first $1,000 of REO expense on REOs located outside of New York and the first $1,500 of REO expense on REOs located inside New York, for any REO which is related to a Mortgage Loan for which a fee would have been due to Purchaser as purchaser but for the fact that such Mortgage Loan did not transfer.  All funds shall be held and remitted in accordance with Customary Servicing Procedures.  In the event that the Purchaser should require Seller to market the REO, Purchaser agrees to pay Seller a fee for marketing the REO in an amount equal to one thousand five hundred dollars ($1,500) per REO or one percent (1%) of the REO sale price, whichever is greater.  REO expense shall be reimbursed to Seller monthly, upon receipt of an invoice prepared by Seller.  The Seller shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation of the related REO.  The Seller shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO (which shall equal the revenues from such REO net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Subsection 2.10

Restoration of Mortgaged Property.  The Seller need not obtain the approval of the Purchaser or its designee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Borrower to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures.  At a minimum, the Seller shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(a)

the Seller shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(b)

the Seller shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(c)

the Seller shall verify that the Mortgage Loan is not in default; and

(d)

pending repairs or restoration, the Seller shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Seller is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Subsection 2.11

Assumption and Other Modifications.  The Seller will use its best efforts to enforce any “due on sale” provision contained in any Loan Document; provided that, subject to the Purchaser’s or its designee’s prior approval, the Seller shall permit such assumption if so required in accordance with the terms of the Mortgage Loan Documents.  When the Mortgaged Property has been conveyed by the Borrower, the Seller will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due on sale” clause applicable thereto; provided, however, the Seller will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  In connection with any such assumption, the outstanding principal amount, the Monthly Payment, the Mortgage Interest Rate, the Lifetime Rate Cap, the Gross Margin, the Initial Rate Cap or the Periodic Rate Cap of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased.  If an assumption is allowed pursuant to this Subsection 2.11, the Seller with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Borrower is released from liability and the purchaser of the Mortgaged Property is substituted as Borrower and becomes liable under the Mortgage Loan Documents.

Subsection 2.12

Annual Statements.  Seller shall annually prepare for each Borrower, without charge, written statements for each calendar year in compliance with the Internal Revenue Code of 1986, as amended, and any other Applicable Law.

Subsection 2.13

Payoffs.  Seller shall process all Mortgage Loan payoffs and Loan Document satisfactions/reconveyances in compliance with Customary Servicing Procedures and Applicable Law.  Seller shall not act or fail to act in any manner which may result in imposition of any  penalty for late satisfaction/reconveyance of a Mortgage Loan.

Subsection 2.14

Reclassification of Delinquent Mortgage Loans.  In the event that the Purchaser, a Master Servicer, trustee or subsequent purchaser requires the Seller to reclassify a delinquent Mortgage Loan from a securitization pool into the Purchaser’s portfolio, Seller shall: (i) at the direction of the Purchaser, a Master Servicer, trustee or subsequent purchaser, effect any required repurchase; (ii) if not already established, establish a new investor number on its system; (iii) open the appropriate escrow and custodial accounts; and (iv) report the Mortgage Loan under the Purchaser’s portfolio.  Seller and Purchaser shall perform all duties in connection with such reclassified Mortgage Loans as defined in this Agreement.

Subsection 2.15

Notice of Relief Requested Pursuant to the Servicemembers Relief Act or Similar Laws.  Throughout the term of this Agreement, Seller shall notify Purchaser of any notification received from any Borrower or other party with respect to any Mortgage Loan of a request for relief pursuant to or invoking any of the provisions of the Servicemembers Relief Act or similar state or federal law suspending payments of amounts due under the Note or the commencement of foreclosure proceedings.

Subsection 2.16

Inspections.  The Seller shall inspect the Mortgaged Property as often deemed necessary by the Seller to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Seller immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer.  The Seller shall keep written report of each such inspection.

Subsection 2.17

Satisfaction of Mortgages and Release of Mortgage Files.  Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser or its designee in accordance with the provisions of this Agreement.  The Purchaser agrees to deliver or cause to be delivered to the Seller the original Mortgage Note for any Mortgage Loan not later than five (5) Business Days following its receipt of a notice from the Seller that such a payment in full has been received or that a notification has been received that such a payment in full shall be made.  Such Mortgage Note shall be held by the Seller, in trust, for the purpose of canceling such Mortgage Note and delivering the canceled Mortgage Note to the Borrower in a timely manner as and to the extent provided under any applicable federal or state law.

In the event the Seller grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Seller otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller shall remit to the Purchaser or its designee the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Fidelity Bond shall insure the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Subsection 2.18

Appointment of Master Servicer. The Purchaser shall have the right, at any time, to appoint a master servicer (the “Master Servicer”) in its sole discretion.  Seller hereby agrees to remit to, take direction from, and cooperate with, the Master Servicer, in accordance with the terms of this Agreement.  Purchaser shall notify Seller of any appointment of a Master Servicer.  The Master Servicer shall be an intended third party beneficiary of this Agreement.

Subsection 2.19

Cooperation.  After the Transfer Date, Seller will be deemed to be holding all sums received by it in respect of any Mortgage Loan in trust on Purchaser’s behalf and immediately upon receipt, Seller shall pay over all such sums to Purchaser and provide information detailing when the payments were received.  In addition, Seller will hold for Purchaser all communications, inquiries, legal instruments and other documents received by it with respect to the Mortgage Loans and shall promptly forward same to Purchaser.

SECTION 3.

DEPOSIT AND REMITTANCE OF FUNDS

Subsection 3.01

Custodial Account.  The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “Greenpoint Mortgage Funding, Inc., in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Borrowers.”  Such Custodial Account shall be an Eligible Account.  The creation of the Custodial Account shall be evidenced by a certificate delivered by the Seller (the “Custodial Account Certification”) in the form of Exhibit 1.  Purchaser shall permit Seller to have access to such Custodial Account to make deposits and disbursements in accordance with the terms of this Agreement.  Seller shall provide all statements and reports relative to the Custodial Account in accordance with Customary Servicing Procedures.

The following funds shall be deposited by the Seller, no later than the next Business Day following receipt, in the Custodial Account:

(a)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(b)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(c)

any Prepayment Penalties;

(d)

all Liquidation Proceeds;

(e)

all proceeds received by the Seller under any title insurance policy, hazard insurance policy, Primary Mortgage Insurance Policy, LPMI Policy or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Borrower in accordance with Customary Servicing Procedures;

(f)

all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Borrower in accordance with Customary Servicing Procedures;

(g)

any amount required to be deposited by the Seller in connection with any REO;

(h)

any amount required to be deposited in the Custodial Account pursuant to Subsections 3.03 and 3.06;

(i)

amounts required to be deposited by the Seller in connection with the deductible clause of any hazard insurance policy.

The Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Seller for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Seller shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser or its designee) and shall not be sold or disposed of prior to maturity.  Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to withdrawal by the Seller.  The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Seller out of its own funds immediately as realized.

Subsection 3.02

Remittance of Custodial Funds.

The Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(a)

to make payments to the Purchaser or its designee in the amounts and in the manner provided for in Subsection 3.03;

(b)

to reimburse itself for any unpaid Servicing Fees and for unreimbursed Advances, the Seller’s right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Borrower or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller’s right thereto shall be prior to the rights of the Purchaser unless the Seller is required to repurchase a Mortgage Loan, in which case the Seller’s right to such reimbursement shall be subsequent to the payment to the Purchaser or its designee of the Repurchase Price and all other amounts required to be paid to the Purchaser or its designee with respect to such Mortgage Loan;

(c)

to reimburse itself for unreimbursed Advances to the extent that such amounts are nonrecoverable (as certified by the Seller to the Purchaser or its designee in an Officer’s Certificate) by the Seller pursuant to subclause (b) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller;

(d)

to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 8.02;

(e)

to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account, net of any losses on such investments;

(f)

to withdraw any amounts inadvertently deposited in the Custodial Account;

(g)

to clear and terminate the Custodial Account upon the termination of this Agreement;

Subsection 3.03

Remittance to Purchaser.  On or before the 18th day of each month (the “Remittance Date”), the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record or its designee on the preceding Record Date (a) all amounts credited to the Custodial Account at the close of business on the related Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 3.02(b) through (f), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 3.06, minus (c) any amounts attributable to Principal Prepayments received after the end of the calendar month preceding the month in which the Remittance Date occurs, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Date.

With respect to any remittance received by the Purchaser or its designee after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest published as the average rate in The Wall Street Journal, as its prime lending rate, adjusted as of the date of each change, plus three percent (3%), but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Subsection 3.04

Reports.  On or before the 5th Business Day of each month through the month following termination of this Agreement, Seller shall forward to Master Servicer at such address as designated by the Purchaser from time to time, a copy of the month end delinquency report and loss mitigation report for the Mortgage Loans reflecting the current status for each Mortgage Loan including bankruptcy, foreclosure and collection status, and the month end delinquency report for all Mortgage Loans serviced by Seller for the preceding month and setting forth (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Seller during the prior calendar month; and (c) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the preceding month.  Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent and the book value of any REO.  The Seller shall submit to the Purchaser or its designee monthly a liquidation report with respect to each Property sold in a foreclosure sale as of the related Record Date and not previously reported.  Such liquidation report shall be incorporated into the remittance report delivered to the Purchaser or its designee.  The Seller shall also provide such information as set forth above to the Purchaser or its designee in electronic form in the Seller’s standard format, a copy of which has been provided by the Seller.

Subsection 3.05

Advances by the Servicer.  On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a “P&I Advance”), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 3.06, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.  The Servicer’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan.  The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicer, delivered to the Purchaser or its designee, which details the reasons for such determination.

Subsection 3.06

Ownership of Escrow Accounts and Custodial Accounts.  Seller acknowledges that the Escrow Accounts, Custodial Accounts and any collections it receives on the Mortgage Loans during the term of this Agreement (except for Ancillary Fees) are for the account of Purchaser or the Borrowers, as their interests may appear.

SECTION 4.

COMPENSATION

Seller shall receive as compensation, with respect to each Mortgage Loan serviced by it hereunder, the Servicing Fee, any Ancillary Fees received, any late charge fees received and the float benefits associated with Escrow Accounts and Custodial Accounts.

SECTION 5.

CUSTODY OF MORTGAGE LOAN DOCUMENTS, BOOKS, RECORDS AND REPORTS

Subsection 5.01

Documents, Books, Records.  Seller shall either retain copies of all original Mortgage Loan Documents required in connection with its servicing obligations and delivered to Purchaser or its designee pursuant to the Sale Agreement, or incur any expense in connection with obtaining such copies after delivery to Purchaser or its designee.  All Mortgage Loan Documents shall be held and delivered by Seller to Purchaser or its designee pursuant to the terms of the Sale Agreement.  Seller acknowledges that Purchaser alone owns the documents and records related to the Mortgage Loans and the Servicing Rights, subject to the rights of the Purchaser, notwithstanding that the documents and/or the records may remain in the possession of Seller during the term hereof to facilitate the performance of servicing activities described herein.  Purchaser shall instruct its Custodian that certain authorized representatives of Seller may obtain release of Mortgage Loan Documents, in accordance with Customary Servicing Procedures, directly from the Custodian.  Purchaser shall reimburse Seller for the expense of obtaining any original document from a Custodian in situations where the original is reasonably required (i.e. lien release or default proceedings when required by Applicable Law).  Seller shall promptly provide the Purchaser, on reasonable request, on a loan-by-loan basis, copies of all correspondence, reports, statements and other items regarding any Mortgage Loan.  Seller shall maintain records with respect to each Mortgage Loan in accordance with Customary Servicing Procedures and Applicable Law, which shall include, without limitation, the application of payments as received from the Borrower and all sums paid into and disbursed from any Escrow Account.  Seller shall also place copies of all relevant documentation received or sent by Seller during the term of this Agreement with regard to the Mortgage Loans in the Servicing File, as defined in the Sale Agreement, or in a separate foreclosure file, all of which will be delivered to Purchaser on the Transfer Date, as defined in the Sale Agreement.

Purchaser or its designee shall have the right at reasonable times and upon forty-eight (48) hours written notice, to inspect all books, records and practices of Seller which relate to the Mortgage Loans serviced under this Agreement.

Subsection 5.02

Upon reasonable request, Seller will provide Purchaser with evidence substantiating its compliance with Customary Servicing Procedures including but not limited to those regarding Borrower counseling and bankruptcy and foreclosure monitoring requirements.  On or before the 25th day (or the next Business Day if the 25th day is not a Business Day) of each month (unless an earlier date is required by Purchaser to allow for combining of reports of Purchaser and its other affiliates which date will be subsequently identified), through the month following termination of this Agreement, Seller shall provide Purchaser with copies of all required standard month end cut-off reports and applicable copies of standard pool and loan level accounting and reconciliation reports, all relating to the preceding month.

Seller shall, upon reasonable request of Purchaser, provide such other information or reports not previously agreed to in this Agreement as may be requested by Purchaser.  Such requests shall be reimbursed by Purchaser in an amount previously approved by Purchaser.

The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Borrower or to the Purchaser or its designee pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Seller shall provide the Purchaser or its designee with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

Subsection 5.03

Annual Statement as to Compliance.  On or prior to the later of February 28th  or the date 15 days prior to the date on which Form 10-K is required to be filed with the SEC of each year, the Servicer will deliver to the Purchaser or its designee an Officer’s Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and its performance under this Agreement has been made under such officer’s supervision, and (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Subsection 5.04

Annual Independent Public Accountants’ Servicing Report.  On or prior to the later of February 28th  or the date 15 days prior to the date on which the Form 10-K is required to be filed with the SEC of each year, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or the Master Servicer to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto.

Subsection 5.05

Seller Shall Provide Access and Information as Reasonably Required.  The Seller shall provide to the Purchaser or its designee, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations.  Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Seller.

In addition, the Seller shall furnish upon request by the Purchaser or its designee, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser or its designee may require.  The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser or its designee from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 6.

REPRESENTATIONS, WARRANTIES, AND COVENANTS

Subsection 6.01

Seller’s Representations, Warranties and Covenants.

(a)

As an inducement to Purchaser to enter into this Agreement, Seller represents and warrants that the following are true as of the execution of this Agreement and further represents and warrants that the following will continue to be true through and including each applicable Transfer Date, unless another date is specified:

(1)

Due Incorporation and Good Standing.  Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction during the time of its activities with respect to the Mortgage Loans.  Seller is properly licensed, qualified and in good standing to transact business in all appropriate jurisdictions and to conduct all activities performed with respect to subservicing of the Mortgage Loans.

(2)

Authority and Capacity.  Seller has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder.  This Agreement constitutes a valid and legally binding agreement of Seller enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency and similar laws and equitable principles affecting the enforceability of the rights of creditors generally.

(3)

Effective Agreement.  The execution, delivery and performance of this Agreement by Seller, its compliance with the terms hereof and consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its charter, bylaws, or any instrument or agreement to which it is a party or by which it is bound or which affects the Mortgage Loans, including but not limited to the servicing agreements related to the Mortgage Loans, or any state or federal law, rule, or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it or to the servicing of the Mortgage Loans.

(4)

Compliance with Contracts and Regulations.  Seller has complied with all material obligations under all contracts to which it is or was a party, and with all applicable federal, state and local laws and regulations with respect to and which affect the servicing of the Mortgage Loans.  Seller has done, and will do, no act or thing which will materially adversely affect the servicing of the Mortgage Loans or the Mortgage Loans.

(5)

No Consent Required.  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date,  be obtained.

(6)

Related Escrow Account Maintenance.  All related escrow accounts are being maintained in accordance with Applicable Law and Customary Servicing Procedures and the terms of the Mortgages related thereto.  Except as to payments which are past due under the Notes, all escrow balances required by the Mortgages and paid to Seller for the account of the Borrowers and Seller are on deposit in the appropriate Escrow Accounts.  All funds received by the Seller in connection with the Mortgage Loans, including, without limitation, foreclosure proceeds, hazard insurance proceeds, condemnation proceeds and principal reductions, have promptly been deposited in the appropriate account, and all such funds have been applied to reduce the principal balance of the Mortgage Loans in question, or for reimbursement or repairs to the Mortgaged Property or as otherwise required by Applicable Law and the Customary Servicing Procedures. There are no pledged accounts in lieu of escrow deposits.

(7)

Litigation; Compliance with Laws.  There is and shall be no litigation, proceeding or governmental investigation existing or pending or to the knowledge of Seller threatened, or any order, injunction, decree or settlement agreement outstanding against or relating to Seller or the servicing of the Mortgage Loans or the Mortgage Loans, which may have a material adverse effect upon the business, operations, assets or financial condition of Seller or which may impair the ability of Seller to perform its obligations under this Agreement, nor does Seller know of any basis for any such litigation, proceeding or governmental investigation.  Seller has not violated and will not violate any Applicable Law, regulation, ordinance, order, injunction, decree or settlement agreement, nor any other requirement of any governmental body or court, which may materially affect any of the Mortgage Loans or the servicing of the Mortgage Loans.  For purposes of this Section, “litigation” shall include a suit for damages alone and shall not require that a specific performance remedy or injunction impacting the transfer of the servicing be pending.

(8)

Ability to Perform.  Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.  Seller is solvent and the sale of the Mortgage Loans will not cause Seller to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

(9)

Statements Made.  As of the date of execution of this Agreement, no representation, warranty or written statement made by Seller, in connection with this Agreement, or any exhibit, schedule, data tape, statement or certificate furnished to Purchaser by Seller, in connection with the transactions contemplated hereby by Seller contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

(10)

Insolvency.  Seller has not (i) admitted in writing its inability to pay its debts generally as they become due, (ii) filed a petition to take advantage of any applicable insolvency or reorganization statute, (iii) made an assignment for the benefit of its creditors or (iv) voluntarily suspended payment of any of its obligations.

(11)

Audits.  Seller has not, been the subject of allegations of material failure to comply with applicable servicing or claims procedures, in its most recent PMI policy provider audits (if any).

(12)

Compliance with Insurance Contracts.  Seller has complied with all material obligations under all applicable insurance contracts, including hazard, flood and private mortgage insurance contracts, with respect to, and which affect any of the servicing of the Mortgage Loans.  Seller has not taken any action or failed to take any action which might cause the cancellation of or otherwise affect any of the insurance contracts.

(13)

Accuracy of Servicing Information.  The information provided by Seller to Purchaser pursuant to this Agreement is true and correct, in all material respects.

(14)

Errors and Omissions Policy.  Seller has in full force and effect an adequate errors and omissions policy or policies with respect to its servicing operations and a standard mortgage bankers blanket bond.

(15)

Financial Condition of Seller/Regulatory Approval.  Seller is not in receivership, conservatorship or bankruptcy.  Seller is not operating pursuant to any restrictive operating agreement or order mandated by the OTS, the FDIC or any federal or state regulatory body.

(16)

Servicing Fee.  It acknowledges and agrees that the Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(b)

As an inducement to Purchaser to enter into this Sale Agreement, Seller covenants the following:

(1)

Seller shall service the loans hereunder in accordance with the terms of this Agreement.

(2)

Seller shall comply with all servicing transfer covenants set forth in Section 7.06 of the Sale Agreement.

SECTION 7.

DEFAULT; TERMINATION

This Agreement shall terminate (i) as it relates to a particular Mortgage Loan, as of the close of business on the day prior to the applicable Transfer Date, unless extended by mutual agreement of the parties; or (ii) by mutual consent of Purchaser and Seller, in writing.  This Agreement may be terminated by Purchaser at an earlier time for cause, upon sixty (60) days written notice, if one or more of the following events of default by Seller shall occur and be continuing:

(a)

any failure by Seller to remit to Purchaser any payment required to be made by Seller under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the earlier of the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Seller by Purchaser;

(b)

failure on the part of Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of Seller set forth in this Agreement which continue unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Seller by Purchaser;

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Seller and such decree or order shall have remained in force undischarged or unstated for a period of thirty (30) days;

(d)

Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Seller or relating to all or substantially all of its property;

(e)

Seller is unable to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(f)

the Seller shall cease to be qualified to do business under the laws of any state in which a Mortgaged Property is located, but only to the extent such qualification is necessary to ensure the enforceability of each Mortgage Loan and to perform the Seller’s obligations under this Agreement;

(g)

the Seller shall fail to meet the servicer eligibility qualifications of Fannie Mae and the Seller shall fail to meet the servicer eligibility qualifications of Freddie Mac; or

(h)

the Seller shall fail to fulfill any of its obligations under Subsections 5.03 and 5.04 hereto;

then, and in each and every such case, so long as an event of default shall not have been remedied, Purchaser by notice in writing to Seller may, in addition to whatever rights Purchaser may have at law or in equity, to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Seller without incurring any penalty or fee of any kind whatsoever in connection therewith.  On or after the receipt by Seller of such written notice, all authority and power of Seller under this Agreement shall cease.  Upon such termination, Seller shall promptly prepare, execute and deliver any and all documents and other instruments, all Servicing Files (as defined in the Sale Agreement), and do or accomplish all other acts or things, all in accordance with the servicing transfer instructions (as set forth in the Sale Agreement or as otherwise provided by Purchaser), Customary Servicing Procedures and Applicable Law, necessary or appropriate to effect the purposes of such notice of termination at Seller’s sole cost.  Seller agrees to cooperate with Purchaser in effecting the termination of Seller’s responsibilities and rights hereunder, including, without limitation the transfer to Purchaser or its designee, in accordance with the terms of the servicing transfer instructions (as set forth in the Sale Agreement or as otherwise provided by Purchaser), the Sale Agreement and Customary Servicing Procedures, for administration by it of all Subservicing Accounts which are at the time maintained by Seller relative to the Mortgage Loans.

The Purchaser or its designee may waive any default by the Seller in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

In the event this Agreement is terminated by Purchaser for cause due to an event of default by Seller, then Seller shall reimburse Purchaser for any losses, damages and reasonable out-of-pocket expenses that Purchaser suffers as a result of termination prior to the Transfer Date which losses shall include, but not be limited to the following:  (i) all costs incurred in transferring the Servicing to Purchaser or its designee (including cost of transferring electronic data or transferring onto a different technological platform); (ii) any reasonable (given the circumstances that exist at the time) increase in amount over and above the Servicing Fee which Purchaser is required to pay to a third party subservicer to subservice the Mortgage Loans prior to the Transfer Date; (iii) any penalties which may be assessed by any party; and (iv) reasonable attorney fees and costs.

SECTION 8.

INDEMNITY; BONDING

Subsection 8.01

Indemnification of Purchaser.  Seller agrees to indemnify and hold Purchaser harmless from and against any and all claims, losses, damages and reasonable out-of-pocket expenses arising out of or in any way related to breach of any representation, warranty or covenant of Seller set forth in this Agreement.

Subsection 8.02

Indemnification of Seller.  Purchaser agrees to indemnify and hold Seller harmless from any and all claims, losses, damages and reasonable out-of-pocket expenses arising out of or in any way related to breach of any representation, warranty or covenant of Purchaser set forth in this Agreement or any actions of Seller taken in compliance with written instruction from Purchaser.

Subsection 8.03

Survival.  The indemnifications set forth in Subsections 8.01 and 8.02 of this Agreement shall survive termination of this Agreement.

Subsection 8.04

Insurance.  Seller shall maintain at Seller’s expense and keep in effect throughout the term hereof for itself, and for Purchaser as co-insured or loss payee, in accordance with Applicable Law and Acceptable Servicing Practices, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  These policies must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide, as amended or restated from time to time, or in an amount as may be permitted to the Seller by express waiver of Fannie Mae or Freddie Mac.  Seller shall provide Purchaser, upon written request, with evidence satisfactory to Purchaser of its compliance with the requirements of this Subsection.  In addition, Seller shall provide Purchaser, or any person authorized by Purchaser, full and complete access during reasonable business hours to copies of then-current policies of insurance required hereunder, given advance written notice of five (5) Business Days from Purchaser to Seller.  All such policies shall provide that they may not be canceled by the carrier without thirty (30) days prior written notice to Purchaser.

SECTION 9.

MISCELLANEOUS

Subsection 9.01

No Joint Venture.  Nothing herein shall be deemed or construed to create a co-partnership or joint venture between the parties hereto, and the services of Seller shall be rendered as an independent contractor.

Subsection 9.02

Waiver.  No delay, failure or discontinuance of either party in exercising any right, power or remedy under this Agreement, shall affect or operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver, permit, consent or approval of any kind by either party of any breach or default under this Agreement must be in writing and shall be effective only to the extent set forth in such writing.

Subsection 9.03

Successors; Assignment.  Seller does not have the right to sell, assign, delegate or otherwise transfer its rights or obligations under this Agreement to a third party without obtaining the prior written consent of Purchaser.  Purchaser reserves the right in its sole discretion to approve the new servicer.  In determining the acceptability of the new servicer, Purchaser may consider such servicer’s reputation in the industry, financial status, approval status with private investors and regulators, status as a competitor to Purchaser, and ability to service non-standard mortgage products.  Subject to the restrictions on assignment set forth in this Agreement and the Sale Agreement, this Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties.  Any assignment shall not release Seller from liability hereunder for acts or omissions of Seller prior to such assignment.  Any assignee shall assume all of Seller’s obligations hereunder, as well as assume the performance of all functions related to the transfer of the Servicing on the Transfer Date, as set forth in the servicing transfer provisions set forth in the Sale Agreement. Additionally, any assignee shall, as of the date of assignment, make all of those representations and warranties required of Seller hereunder in reference to this Agreement.

Purchaser may resell portions of the Servicing Rights during the term of this Agreement.  Should Purchaser choose to resell portions of the Servicing Rights portfolio, Seller shall reasonably cooperate with Purchaser and its assignee or designee to affect due diligence and transfer.  In such event, Seller shall not be responsible for any out-of-pocket expenses related to such sale that it would not have otherwise incurred in connection with transferring the Mortgage Loans to Purchaser. The transfer dates associated with any such transfer shall be agreed upon in accordance with the terms of this Agreement and the Sale Agreement.

Subsection 9.04

Entire Agreement; Amendment.  This Agreement and the Sale Agreement and Exhibits and Schedules thereto constitute the entire agreement between Seller and Purchaser with regard to servicing the Mortgage Loans and supersedes all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof and may be amended or modified only by a written instrument executed by each party hereto.

Subsection 9.05

Notices.  All notices, requests and demands given to or made upon any party hereto must be in accordance with the Sale Agreement.

Subsection 9.06

Severability of Provisions.  If any provision of this Agreement shall be prohibited by or deemed invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

Subsection 9.07

New York Law Applicable.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York applicable to agreements made and to be performed therein, except to the extent preempted by federal law.

Subsection 9.08

Solicitation of Mortgages.  The Seller shall not directly or indirectly solicit and the Seller shall prevent any of its affiliates, agents or employees from directly or indirectly soliciting, through the use of the Seller’s database, which shall include the Mortgage Loans, by telephone, by mail or otherwise, the Borrowers of any of the Mortgages (i) for purposes of prepayment or refinance or modification of such Mortgage Loans, or (ii) for any financial services or products, including, but not limited to, (a) checking and savings accounts, certificates of deposit, safe deposit boxes, automatic teller machines, second mortgage loans, equity source accounts, personal loans and credit cards, and (b) homeowners, ordinary life, ordinary health, credit life, credit health, credit unemployment and any other forms or group or individual insurance coverages. Notwithstanding the foregoing, it is understood and agreed that promotions that are directed to the general public or designated segments thereof, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, internet, radio and television advertisements, shall not constitute solicitations under this Section 9.08.  Seller shall also reasonably ensure that no brokers or correspondents or third parties related in any manner to this transaction will solicit any of the Mortgage Loans.

Subsection 9.09

Cooperation.  To the extent reasonably possible, the parties hereto shall cooperate with and assist each other, as requested, in carrying out the other’s covenants, agreements, duties and responsibilities under this Agreement and in connection herewith shall execute and deliver all such documents and instruments as shall be necessary and appropriate in the furtherance thereof.

Subsection 9.10

Confidentiality of Information.  Except as otherwise required by law, Seller and Purchaser and their affiliates shall, and shall cause their respective directors, officers, employees and authorized representatives to, hold in strict confidence and not use or disclose to anyone without the prior written consent of the other party all information concerning customers or proprietary business procedures, servicing fees or prices, policies or plans of the other party or any of its affiliates received by them from the other party in connection with the transactions contemplated hereby.

Subsection 9.11

Supplementary Information.  From time to time, upon reasonable notice, prior to and after the Transfer Date, Seller shall furnish Purchaser such incidental information, which is reasonably available to Seller, supplementary to the information contained in the documents and schedules delivered pursuant hereto, as Purchaser may reasonably request within ten (10) years of the Closing Date.  Any request for information under this Subsection which is in reference to information which was not required to have been provided under the terms of this Agreement shall be fulfilled at the reasonable expense of Purchaser.

Subsection 9.12

Intended Third Party Beneficiary.  The successor servicer of the Mortgage Loans subject to this Agreement and the purchaser of the Servicing Rights from the Purchaser shall be an intended third party beneficiary of this Agreement with full enforcement rights hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written.

PURCHASER:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

BY: ___________________________________

NAME: ________________________________

TITLE: ________________________________

DATE: ________________________________

SELLER:

GREENPOINT MORTGAGE FUNDING, INC.

BY: ___________________________________

NAME: ________________________________

TITLE: ________________________________

DATE: ________________________________

EXHIBIT 1

CUSTODIAL ACCOUNT CERTIFICATION

August 1, 2005

[Servicer] hereby certifies that it has established the account described below as a Custodial Account pursuant to Subsection 3.01 of the Flow Mortgage Loan Interim Servicing Agreement, dated as of August 1, 2005, Loan Package [____________].

Title of Account:

[“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Borrowers”]

Account Number:

_______________

Address of office or branch
of the Company at

which Account is maintained:

___________________________________

___________________________________

___________________________________

___________________________________

[SERVICER]

Company

By: ___________________________________

Name: _________________________________

Title:

EXHIBIT 2

ESCROW ACCOUNT CERTIFICATION

August 1, 2005

[Servicer] hereby certifies that it has established the account described below as an Escrow Account pursuant to Subsection 2.04 of the Flow Mortgage Loan Interim Servicing Agreement, dated as of August 1, 2005, Loan Package [_________________].

Title of Account:

[“[Name of Servicer], in trust for J.P. Morgan Mortgage Acquisition Corp., as Purchaser of Mortgage Loans and various Borrowers”]

Account Number:

_______________

Address of office or branch
of the Company at

which Account is maintained:

___________________________________

___________________________________

___________________________________

___________________________________

[SERVICER]

Company

By: ___________________________________

Name: _________________________________

Title:

EXHIBIT 3

ACKNOWLEDGMENT AGREEMENT

On this 1st day of August 2005, J.P. Morgan Mortgage Acquisition Corp., (the “Purchaser”) as the Purchaser under that certain Flow Mortgage Loan Interim Servicing Agreement dated as of August 1, 2005 (the “Agreement”), does hereby contract with Greenpoint Mortgage Funding, Inc. (the “Seller”) as Seller under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto.  The Seller hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement.

With respect to the Mortgage Loans made subject to the Agreement hereby, the Closing Date shall be [______] and the Transfer Date shall be [______] or such other date as mutually agreed by the Seller and the Purchaser.

All other terms and conditions of this transaction shall be governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

This Acknowledgment Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Purchaser and the Interim Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

PURCHASER:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:

______________________________

Name:

______________________________

Title:

______________________________

SELLER:

GREENPOINT MORTGAGE FUNDING, INC.

By:

______________________________

Name:

______________________________

Title:

______________________________

Execution Version

EXHIBIT 4

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(i)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit acceptable to the Purchaser in its sole discretion.  To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”;

(ii)

the original of any guarantee executed in connection with the Mortgage Note;

(iii)

the original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(iv)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(v)

except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording.  The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser.  If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “Greenpoint Mortgage Funding, Inc., successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by “Greenpoint Mortgage Funding, Inc., formerly known as [previous name]”;

(vi)

the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller (or MERS with respect to each MERS Designated Mortgage Loan) to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(vii)

The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in each case, including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement;

(viii)

security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

(ix)

the original PMI Policy or certificate of insurance, where required pursuant to the Agreement; and

(x)

a copy of any applicable power of attorney.

AMENDMENT REG AB
TO THE FLOW MORTGAGE LOAN INTERIM SERVICING AGREEMENT

This is Amendment Reg AB (“Amendment Reg AB”), dated as of February 1, 2006, by and between J.P. Morgan Mortgage Acquisition Corp. (the “Purchaser”), and GreenPoint Mortgage Funding, Inc.. (the “Seller”) to that certain Flow Mortgage Loan Interim Servicing Agreement dated as of August 1, 2005 by and between the Seller and the Purchaser (as amended, modified or supplemented, the “Existing Agreement”).

W I T N E S S E T H

WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreement be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

SECTION 1.

CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE EXISTING AGREEMENT.  THE EXISTING AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING DEFINITIONS IN THEIR PROPER ALPHABETICAL ORDER:

Commission:  The United States Securities and Exchange Commission.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion and with respect to any Securitization Transaction, the “Master Servicer” if any, identified in the related transaction documents.

Qualified Correspondent:  Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller Information:  As defined in Section 10.07(a)(i)(A)(1).

Servicing Criteria:  The “servicing criteria” set forth on Exhibit 6 hereto.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

SECTION 2.

THE PURCHASER AND THE SELLER AGREE THAT THE EXISTING AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING PROVISIONS AS A NEW SECTION 10

Section 10. Compliance with Regulation AB:

Subsection 10.01.  Intent of the Parties; Reasonableness.

The Purchaser and the Seller acknowledge and agree that the purpose of Section 10 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.

Subsection 10.02.  Additional Representations and Warranties of the Seller.

(a)

The Seller shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 10.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date:  (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller’s policies or procedures with respect to the servicing function it will perform under this Agreement and any applicable Reconstitution Agreement related thereto for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller’s financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any applicable Reconstitution Agreement related thereto; (vi) there are no legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator that would be material to holders of securities in a Securitization Transaction; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 10.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(c)

If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

(A)

the Servicer’s form of organization;

(B)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any applicable Reconstitution Agreements related thereto; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any applicable Reconstitution Agreements related thereto for mortgage loans of a type similar to the Mortgage Loans;

(D)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any applicable Reconstitution Agreement related thereto;

(E)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(d)

If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator that would be material to holders of securities in a Securitization Transaction, and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement related thereto by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

(g)

The Seller shall provide to the Master Servicer prompt notice of the occurrence of any of the following:  any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Seller, the Seller’s engagement of any subservicer, contractor or vendor to perform or assist in the performance of any of the Seller’s obligations under this Agreement, any litigation involving the Seller that would be material to holders of securities in a Securitization Transaction, and any affiliation or other significant relationship between the Seller and other transaction parties.

(h)

No later than ten days prior to the deadline for the filing of any Distribution Report on Form 10-D in respect of any Trust that includes any of the Mortgage Loans serviced by the Seller, the Seller shall to the extent that the Seller has knowledge, provide to the Master Servicer notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(i)

The Seller shall provide to the Master Servicer such additional information as the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Seller  or its performance hereunder.

Section 10.04.  Servicer Compliance Statement.

On or before March 1 of each calendar year, commencing in 2007, the Seller shall deliver to the Purchaser, any Depositor and any Master Servicer a statement of compliance addressed to the Purchaser, such Depositor and such Master Servicer and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 10.05.  Report on Assessment of Compliance and Attestation.

(a)

On or before March 1 of each calendar year, commencing in 2007, the Seller shall:

(i)

deliver to the Purchaser, the Master Servicer, and any Depositor a report (at its own expense, in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Seller’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser, the Master Servicer and such Depositor and signed by an authorized officer of the Seller and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 6 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

(ii)

deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, the Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Section 10.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, the Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)

deliver, and cause each Subservicer and Subcontractor to deliver, to the Purchaser, the Master Servicer any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, duly signed, in the form attached hereto as Exhibit 5.

The Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 10.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 6 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 10.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Section 10.06.

Section 10.06.  Use of Subservicers and Subcontractors.

The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any applicable Reconstitution Agreement related thereto unless the Seller complies with the provisions of paragraph (a) of this Section.  The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any applicable Reconstitution Agreement related thereto unless the Seller complies with the provisions of paragraph (b) of this Section.

(a)

It shall not be necessary for the Seller to seek the consent of the Purchaser, the Master Servicer or any Depositor to the utilization of any Subservicer.  The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 10.02, 10.03(c), (e), (f) and (g), 10.04, 10.05 and 10.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Section 10.03(d) of this Agreement.  The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 10.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 10.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification  under Section 10.05 as and when required to be delivered.

(b)

It shall not be necessary for the Seller to seek the consent of the Purchaser or any Depositor by the Master Servicer, to the utilization of any Subcontractor.  The Seller shall promptly upon request provide to the Purchaser, the Master Servicer, and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 10.05 and 10.07 of this Agreement to the same extent as if such Subcontractor were the Seller.  The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and Subcontractor under Section 10.05, in each case as and when required to be delivered.

Section 10.07.  Indemnification; Remedies.

(a)

The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; the Master Servicer, any securities administrator, each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, affiliates and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)(A)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided in written or electronic form under this Section 10 by or on behalf of the Seller, or provided under this Section 10 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Seller Information”), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach or failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 10, including any failure by the Seller to identify pursuant to Section 10.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; or

(iii)

any breach by the Seller of a representation or warranty set forth in Section 10.02(a) or in a writing furnished pursuant to Section 10.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 10.02(b) to the extent made as of a date subsequent to such closing date; or

(iv)

the negligence, bad faith or willful misconduct of the Seller in connection with its performance under this Section 10.

The Purchaser shall cause the Depositor to indemnify the Seller, its officers and directors and each Person, if any, who controls any of such parties or the Seller (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, or  liabilities (or actions in respect thereof) that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the “Securitization Materials”) or (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Seller Information.

If the indemnification provided herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)

(i)

Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 10, or any breach by the Seller of a representation or warranty set forth in Section 10.02(a) or in a writing furnished pursuant to Section 10.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 10.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

(ii)

Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 10.04 or 10.05, including any failure by the Seller to identify pursuant to Section 10.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, the Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

(iii)

The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 10.08.  Third Party Beneficiary.

For purposes of this Section 10 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

SECTION 3.

THE PURCHASER AND THE SELLER AGREE THAT THE EXISTING AGREEMENT IS HEREBY AMENDED BY DELETING THE EXISTING SECTION 5.03 AND 5.04 IN THEIR ENTIRETY AND REPLACING THEM WITH THE FOLLOWING LANGUAGE:

Section 5.03

Annual Statement as to Compliance.

Seller will deliver to the Purchaser or its designee on or prior to March 15th of each year, an Officer’s Certificate stating that (i) a review of the activities of the Seller during the preceding calendar year and its performance under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Seller has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Seller to cure such default.

Section 5.04

Annual Independent Certified Public Accountants’ Servicing Report.

On or prior to the later of February 28th or the date 15 days prior to the date on which the Form 10-K is required to be filed with the SEC of each year, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or the Master Seller to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm’s conclusions relating thereto.  Notwithstanding the foregoing, the Seller’s obligation to deliver such statement as to any calendar year shall be satisfied if an assessment of compliance and attestation report is delivered in compliance with Section 10.05 for such calendar year.

SECTION 4.

THE PURCHASER AND THE SELLER AGREE THAT THE EXISTING AGREEMENT IS HEREBY AMENDED BY DELETING THE EXISTING SECTION 3.04 IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING LANGUAGE:

Subsection 3.04

Reports.

On or before the 5th Business Day of each month through the month following termination of this Agreement, Seller shall forward to the  Master Servicer at such address as designated by the Purchaser from time to time, the reports set forth on Exhibits 7, 8 and 9.

SECTION 5.

THE PURCHASER AND THE SELLER AGREE THAT THE EXISTING AGREEMENT IS HEREBY AMENDED BY ADDING SCHEDULE A HERETO AS A NEW EXHIBIT 5, SCHEDULE B HERETO AS A NEW EXHIBIT 6, AND SCHEDULE C AS NEW EXHIBITS 7, 8 AND 9.

SECTION 6.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AMENDMENT REG AB, REFERENCES TO THE PURCHASER SHALL BE DEEMED TO INCLUDE ANY ASSIGNEES OR DESIGNEES OF THE PURCHASER, SUCH AS ANY DEPOSITOR, A MASTER SERVICER OR A TRUSTEE.  FOR THE PURPOSES OF CLARIFICATION WITH RESPECT TO SECTION 10.07(A)(I) ABOVE, THE SELLER SHALL ONLY BE REQUIRED TO INDEMNIFY THE INDEMNIFIED PARTIES WITH RESPECT TO LOSSES THAT ANY INDEMNIFIED PARTY INCURS WHEN SUCH LOSSES ARISE OUT OF OR ARE BASED UPON INFORMATION PROVIDED BY THE SELLER OR ON BEHALF OF (AND AT THE DIRECTION OF) THE SELLER AND ONLY WITH RESPECT TO THOSE MORTGAGE LOANS SOLD PURSUANT TO THIS AGREEMENT.

SECTION 7.

REFERENCES IN THIS AMENDMENT REG AB TO “THIS AGREEMENT” OR WORDS OF SIMILAR IMPORT (INCLUDING INDIRECT REFERENCES TO THE AGREEMENT) SHALL BE DEEMED TO BE REFERENCES TO THE EXISTING AGREEMENT AS AMENDED BY THIS AMENDMENT REG AB.  EXCEPT AS EXPRESSLY AMENDED AND MODIFIED BY THIS AGREEMENT REG AB, THE AGREEMENT SHALL CONTINUE TO BE, AND SHALL REMAIN, IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS.  IN THE EVENT OF A CONFLICT BETWEEN THIS AMENDMENT REG AB AND ANY OTHER DOCUMENT OR AGREEMENT, INCLUDING WITHOUT LIMITATION THE EXISTING AGREEMENT, THIS AMENDMENT REG AB SHALL CONTROL.

SECTION 8.

THE SELLER AND THE PURCHASER ACKNOWLEDGE AND AGREE THAT THE TERMS OF THIS AMENDMENT REG AB SHALL BE KEPT CONFIDENTIAL AND ITS CONTENTS WILL NOT BE DIVULGED TO ANY PARTY WITHOUT THE OTHER PARTY’S CONSENT, EXCEPT TO THE EXTENT THAT (A) THE DISCLOSURE OF WHICH IS REASONABLY BELIEVED BY SUCH PARTY TO BE REQUIRED IN CONNECTION WITH REGULATORY REQUIREMENTS OR OTHER LEGAL REQUIREMENTS RELATING TO ITS AFFAIRS; (B) DISCLOSED TO ANY ONE OR MORE OF SUCH PARTY’S EMPLOYEES, OFFICERS, DIRECTORS, AGENTS, ATTORNEYS OR ACCOUNTANTS WHO WOULD HAVE ACCESS TO THE CONTENTS OF THIS AGREEMENT AND SUCH DATA AND INFORMATION IN THE NORMAL COURSE OF THE PERFORMANCE OF SUCH PERSON’S DUTIES FOR SUCH PARTY, TO THE EXTENT SUCH PARTY HAS PROCEDURES IN EFFECT TO INFORM SUCH PERSON OF THE CONFIDENTIAL NATURE THEREOF; OR  (C) THE DISCLOSURE IS NECESSARY IN A PROSPECTUS, PROSPECTUS SUPPLEMENT, OR PRIVATE PLACEMENT MEMORANDUM RELATING TO A SECURITIZATION OF THE MORTGAGE LOANS.

9.

THIS AMENDMENT REG AB SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.

THIS AMENDMENT REG AB MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS AND BY DIFFERENT PARTIES HERETO ON SEPARATE COUNTERPARTS, EACH OF WHICH, WHEN SO EXECUTED, SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.  THIS AMENDMENT REG AB WILL BECOME EFFECTIVE AS OF THE DATE FIRST MENTIONED ABOVE.  THIS AMENDMENT REG AB SHALL BIND AND INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE SELLER AND THE PURCHASER AND THE RESPECTIVE PERMITTED SUCCESSORS AND ASSIGNS OF THE SELLER AND THE SUCCESSORS AND ASSIGNS OF THE PURCHASER.

[Signatures Commence on Following Page]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP., Purchaser

By:

_________________________________

Name:

Title:

GREENPOINT MORTGAGE FUNDING, INC., Seller

By:

_________________________________

Name:

Title:

Schedule A

Exhibit 5

ANNUAL CERTIFICATION

I am the [title/office] of [Item 1122 Responsible Party] (the [“Company” or “Servicer”]) and, in such capacity, the officer in charge of the [Company’s/Servicer’s] performance of the servicing criteria identified as the [Company’s/Servicer’s] responsibility on Exhibit 5 to the [Pooling and Servicing Agreement/Servicing Agreement] (the “Agreement”).  I hereby certify as follows (capitalized terms used and not otherwise defined herein have the meanings assigned in the Agreement) to the [Purchaser], [the Depositor], the Master Servicer, [the Securities Administrator], [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification :

1.

I have reviewed the (a) servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”) of the [Company/Servicer], (b) report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), (c) the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and (d) all servicing reports, officer’s certificates and other information provided to  the Purchaser, Master Servicer and Securities Administrator during the preceding calendar year relating to the performance of the [Company/Servicer] under the terms of the Agreement (collectively, the “[Company/ Servicer] Information”);

2.

Based on my knowledge, the [Company/Servicer] Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by the [Company/Servicer] Information;

3.

Based on my knowledge, all of the [Company/Servicer] Information required to be provided by the [Company/Servicer] under the Agreement has been provided to the Purchaser, Master Servicer and Securities Administrator;

4.

I am responsible for reviewing the activities performed by the [Company/Servicer] as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement, and except as disclosed in the Compliance Statement, the Assessment of Compliance or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5.

The Compliance Statement, the Assessment of Compliance and the Attestation Report required to be provided by the [Company/Servicer] and by any Subservicer or Subcontractor pursuant to the Agreement have been provided to the Purchaser, Master Servicer and Securities Administrator.  Any material instances of noncompliance described in such reports have been disclosed to the Purchaser, Master Servicer  and Securities Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: ___________________________

______________________________________

Name:_________________________________

Title:__________________________________

Schedule B

Exhibit 6

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Seller shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	x
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	x
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	x
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

x
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

x
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	x
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

x
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

x
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

x
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	x
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

x
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

x
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	x
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	x
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	x
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	x
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	x
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	x
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

x
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	x
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

x
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

x
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

x
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	x
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

x
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

x
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

x
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

x
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	x
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	x

[NAME OF SELLER] [NAME OF SUBSERVICER]

Date:

_________________________

By:
Name:

________________________________

Title:

________________________________

SCHEDULE C

EXHIBIT 7

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 8

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(c)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Exhibit 9

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy